EXHIBIT 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (the “Report”) by MYnd Analytics, Inc.. (the “Registrant”), the undersigned hereby certifies that to the best of his knowledge:

1.       the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2017	/s/ George C. Carpenter IV
George C. Carpenter IV
Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2017	/s/ Donald D’Ambrosio
Donald D’Ambrosio
Chief Financial Officer (Principal Financial Officer)